UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22550

Name of Fund:  BlackRock Preferred Partners LLC

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:   John M. Perlowski, Chief Executive Officer, BlackRock Preferred               Partners LLC, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Preferred Partners LLC

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Member,

This report reflects your Fund’s reporting period ended March 31, 2017. The following review is intended to provide you with additional market perspective over the past 12 months.

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39
HFRI Fund of Funds Composite Index	3.27	6.23

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	3

Fund Summary as of March 31, 2017

Investment Objective

BlackRock Preferred Partners LLC’s (the “Fund”) investment objective is to seek total return. Over an investment cycle, the Fund expects to achieve net returns commensurate with the long-term return on equities with less volatility and a relatively low degree of correlation to the equity markets. In order to achieve its objective, the Fund invests in a portfolio of hedge funds organized outside the United States generally believed not to be highly correlated with the Standard & Poor’s 500 Index over a long-term horizon. The Fund intends to invest in private funds or other pooled investment vehicles or accounts organized outside the United States (collectively, the “Portfolio Funds”) managed by third-party investment managers, and the Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments.

      No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended March 31, 2017, the Fund returned 7.08% based on net asset value. For the same period, the Fund’s benchmark, the HFRI Fund of Funds Composite Index, returned 6.23%.

Underlying Fund Strategies

•

The Fund invests in a portfolio of hedge funds as a means to gain exposure to various types of investment strategies in five major categories, including fundamental long/short, relative value, event-driven, directional trading strategies and direct sourcing.

•

Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value.

•

Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms.

•

Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the event.

•

Directional trading strategies seek to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and managed futures strategies, which select futures instruments based typically on systematic technical analysis.

•

Direct sourcing strategies seek to garner profits from areas of the market that are underserved by traditional financial institutions by entering into direct transactions to provide financing to institutions or individuals. Typically, these strategies rely on a manager’s ability to source or access privately structured deals as well as fundamental research specific to each respective deal.

What factors influenced performance?

•

The Fund’s exposure to all strategies generated a positive return over the period. Fundamental long/short strategies, which garnered profits from trading in equity and credit securities identified as being mispriced, made the largest contribution to positive performance during the period. Exposure to event-driven strategies that benefited from increased corporate activity — such as reorganizations, post-reorganizational activity, mergers and bankruptcies — also had a positive impact on performance. Additional positive performance came from relative value and global-macro/directional trading strategies, which generated positive returns.

Describe recent portfolio activity.

•

The Fund was relatively active over the period as it pertains to manager redemptions and subscriptions. Over the period, the Fund fully redeemed from Aristiea International, an event-driven manager, York Capital Management, an event-driven manager, Blue Harbour, a long/short equity manager (activist) and Hitchwood a long/short equity manager. Over the period, the Fund added one manager, Crabel Capital, which is a global-macro/directional trading manager.

•

In the aggregate, the Fund’s position changes throughout the period resulted in a decreased exposure to fundamental long/short strategies and an increased exposure to event driven and global-macro/directional trading strategies. The Fund maintained its exposure to relative value strategies.

Describe portfolio positioning at period end.

•

At period end, the Fund held broad exposure across a spectrum of different hedge fund strategies. For purposes of financial reporting, the underlying hedge funds are categorized based on their primary underlying strategy exposure. In this regard, the categories of investment strategies as a percentage of the Fund’s total investments are 34% fundamental long/short strategies, 27% relative value, 26% directional trading and 13% event driven.

•

However, notwithstanding their categorization for financial reporting purposes, many of these hedge funds provide exposure to multiple types of underlying strategies. Based on such underlying strategy exposures, the Fund held 46% of its investments in fundamental long/short, 14% in relative value, 24% in directional trading, 16% in event driven and no exposure in direct sourcing strategies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Total Return Based on a $50,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees.

[2]

Under normal market conditions, the Fund will invest, in varying proportions, across a number of portfolio strategies, including but not limited to hedge fund strategies and cash strategies. The Fund may also invest directly in securities (other than those of Portfolio Funds) or other financial instruments selected by the Advisor.

[3]

This index represents funds of hedge funds that invest with multiple hedge fund managers focused on absolute return strategies. This equal-weighted index includes funds of hedge funds tracked by Hedge Fund Research Inc. and is revised several times each month to reflect updated hedge fund return information. For performance presented as of any given month, estimated values of underlying funds are used to build the index until valuations are finalized (generally on a 5-month lag although the time period may vary). This index is a proxy for the performance of the universe of funds of hedge funds focused on absolute return strategies. Returns are net of fees.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge
BlackRock Preferred Partners LLC Units	3.63%	7.08%	3.87%	3.86%	3.23%	3.75%	3.19%
HFRI Fund of Funds Composite Index	3.27	6.23	N/A	3.22	N/A	2.88	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution fees.

[6]	The Fund commenced operations on September 1, 2011.
N/A—Not applicable as index does not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

About Fund Performance

BlackRock Preferred Partners LLC Units incur a maximum initial sales charge of 3.00%, an annual distribution fee of 0.75% and an annual management fee of 0.75%.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a Member would pay on Fund distributions or the repurchase of Fund Units. A 2.00% early repurchase fee payable to the Fund may be charged to a member that tenders its Units to the Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. This early repurchase fee would apply separately to each purchase of Units made by a member. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. The Fund may, in its sole discretion, waive the early repurchase fee under certain circumstances described in the Fund’s prospectus. Performance data does not reflect this potential fee. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value on the payable date. Investment return and the principal value of Units will fluctuate so that Units, when and if repurchased pursuant to a tender offer, may be worth more or less than their original cost.

The Fund’s investment advisor, BlackRock Advisors LLC (the “Advisor”), waived and/or reimbursed a portion of the Fund’s expenses during the periods described above. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

See “General Information” at the end of this report for where additional information can be obtained.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	5

Fund Information as of March 31, 2017

Ten Largest Holdings	Percent of Total Investments
Pentwater Event Fund, Ltd., Class F-NV-U, Initial Series	9%
BG Fund, Class D	8
Graticule Asia Macro Fund Ltd., Class A, Series 05-2011	8
Myriad Opportunities Offshore Fund, Ltd., Class B, Series 40	7
Stratus Feeder LP, Series 1.5	6
Pine River Liquid Rates Fund, Ltd., Class Q-A, Series 29	5
Glenview Capital Partners (Cayman), Ltd., Class G/84	5
Pelham Long/Short Fund, Ltd., Class A	5
One William Street Capital Offshore Fund, Ltd., Class DD Initial Series AA	5
Anchor Bolt Offshore Fund Ltd., Class A1, Series 1	5

Investment Strategies[1]	Percent of Total Investments
Fundamental Long/Short	34%
Relative Value	27
Directional Trading	26
Event Driven	13

[1]

The Fund does not make direct allocations to the Direct Sourcing strategy due to the limited liquidity of this strategy. However, the Fund may occasionally have indirect exposure to the strategy through multi-strategy managers, who may have a small allocation to the strategy.

The table below summarizes the changes in the Fund’s monthly net asset value per Unit:

	3/31/17	3/31/16	Change	High	Low
Net Asset Value	$9.98	$9.32	7.08%	$9.98	$9.32

Disclosure of Expenses for Continuously Offered Closed-End Funds

Members of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and early repurchase fees; and (b) operating expenses, including investment advisory fees, distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) is intended to assist members both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a member paid during the period covered by this report, members can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. In order to assist members in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in member reports of other funds.

The expenses shown in the expense example are intended to highlight members’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or early repurchase fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help members determine the relative total expenses of owning different funds. If these transactional expenses were included, member expenses would have been higher.

	Actual			Hypothetical[3]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[2]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock Preferred Partners LLC	$1,000.00	$1,036.30	$10.15	$1,000.00	$1,014.96	$10.05	2.00%

[2]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Annualized expense ratio does not include expenses incurred indirectly as a result of investments in Portfolio Funds.

[3]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Schedule of Investments March 31, 2017	(Percentages shown are based on Members’ Capital)

Portfolio Funds	Value
Directional Trading — 23.7%
Crabel Fund SPC Ltd. Segregated Portfolio AA, Alternative Fee:
Series 122	$719,785
Series 123	1,120,531
D.E. Shaw Oculus International Fund, Liquidity Class	1,969,900
Ellington Quantitative Macro Fund Ltd., Class A, Founder:
Series 05-2015	1,574,488
Series 03-2016	280,786
Series 04-2016	240,057
Graticule Asia Macro Fund Ltd., Class A, Series 05-2011	3,664,984
QMS Diversified Global Macro Offshore Fund Ltd., Class NV:
Series 01-2014	1,142,283
Series 02-2014	577,054
Series 03-2014	289,093

11,578,961

Event Driven — 12.1%
Jet Capital Concentrated Offshore Fund, Ltd., Class E, Non-Voting Shares, Series 1, 06-2011	2,040,616
Pentwater Event Fund, Ltd., Class F-NV-U, Initial Series	3,890,064

5,930,680

Fundamental Long/Short — 31.4%
Anchor Bolt Offshore Fund Ltd., Class A1, Series 1	2,098,391
GCM Offshore Equity Partners LP, Class A	1,316,461
Glenview Capital Partners (Cayman), Ltd., Class G/84	2,212,075
Myriad Opportunities Offshore Fund, Ltd.:
Class B, Series 40	3,220,353
Class TPI1, Series B 40	114,631
Class TPI2, Series B 40	120,275
One William Street Capital Offshore Fund, Ltd., Class DD Initial Series AA	2,131,045
Panning Overseas Fund, Ltd., Series A-1, Initial Series	1,944,727
Pelham Long/Short Fund, Ltd., Class A	2,167,104

15,325,062

Portfolio Funds	Value
Relative Value — 25.3%
BG Fund, Class D	$3,804,468
Citadel Global Fixed Income Fund, Ltd., Class A	1,933,268
Magnetar Capital Fund II, Ltd., Class G:
Series 14	726,914
Series 15	220,371
Series 16	61,890
Series 18	460,355
Pine River Liquid Rates Fund, Ltd., Class Q-A, Series 29	2,298,106
Stratus Feeder LP, Series 1.5	2,855,897

12,361,269
Total Investments (Cost $35,662,664) — 92.5%	45,195,972
Other Assets Less Liabilities — 7.5%	3,658,214

Members’ Capital — 100.0%	$48,854,186

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	7

Statement of Assets, Liabilities and Members’ Capital

March 31, 2017

Assets
Investments in Portfolio Funds at value (cost — $35,662,664)	$45,195,972
Cash	1,929,595
Investments in Portfolio Funds sold receivable	5,680,678
Prepaid expenses	731

Total assets	52,806,976

Liabilities
Capital contributions received in advance	90,000
Payables:
Repurchase offer	3,338,330
Distribution fees	96,780
Investment advisory fees	193,475
Professional fees	148,839
Officer’s and Directors’ fees	4,324
Other accrued expenses	81,042

Total liabilities	3,952,790

Members’ Capital	$48,854,186

Members’ Capital Consists of
Paid-in capital	$47,951,052
Accumulated net investment loss	(7,125,070)
Accumulated net realized loss	(1,505,104)
Net unrealized appreciation (depreciation)	9,533,308

Members’ Capital	$48,854,186

Net Asset Value
Based on members’ capital of $48,854,186 and 4,892,595 Units outstanding	$9.98

See Notes to Financial Statements.

8	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Statement of Operations

Year Ended March 31, 2017

Investment Income

Expenses
Investment advisory	$415,683
Distribution	415,683
Printing	80,624
Professional	76,734
Administration	69,366
Officer and Directors	6,135
Miscellaneous	64,203

Total expenses	1,128,428
Less fees waived and/or reimbursed by advisor	(19,948)

Total expenses after fees waived and/or reimbursed	1,108,480

Net investment loss	(1,108,480)

Realized and Unrealized Gain
Net realized gain from investments	2,966,756
Net change in unrealized appreciation (depreciation) on investments	1,856,869

Total realized and unrealized gain	4,823,625

Net Increase in Members’ Capital Resulting from Operations	$3,715,145

Statements of Changes in Members’ Capital

	Year Ended March 31,
Increase (Decrease) in Members’ Capital:	2017	2016

Operations
Net investment loss	$(1,108,480)	$(1,395,694)
Net realized gain	2,966,756	1,588,766
Net change in unrealized appreciation (depreciation)	1,856,869	(5,230,212)

Net increase (decrease) in members’ capital resulting from operations	3,715,145	(5,037,140)

Distributions to Members[1]
From net investment income	—	(3,577,448)
From return of capital	—	(410)

Decrease in members’ capital resulting from distributions to members	—	(3,577,858)

Capital Transactions
Proceeds from the issuance of Units (excluding capital contributions received in advance)	2,747,000	5,170,000
Reinvestment of distributions	—	3,072,747
Repurchase of Units resulting from tender offers	(15,078,676)	(17,033,558)

Net decrease in members’ capital derived from capital transactions	(12,331,676)	(8,790,811)

Members’ Capital
Total decrease in members’ capital	(8,616,531)	(17,405,809)
Beginning of year	57,470,717	74,876,526

End of year	$48,854,186	$57,470,717

Accumulated net investment loss, end of year	$(7,125,070)	$(9,039,595)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	9

Statement of Cash Flows

Year Ended March 31, 2017

Cash Provided by Operating Activities
Net increase in members’ capital resulting from operations	$3,715,145
Adjustments to reconcile net decrease in members’ capital resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	19,781,212
Purchases of long-term investments	(2,500,000)
Decrease in investments in Portfolio Funds paid in advance	250,000
(Increase) decrease in assets:
Receivables:
From the investment advisor	67,189
Prepaid expenses	181
Increase (decrease) in liabilities:
Payables:
Distribution fees	55,593
Investment advisory fees	70,820
Professional fees	148,839
Officer’s and Directors’ fees	386
Other accrued expenses	(275,158)
Net realized gain on investments	(2,966,756)
Net change in unrealized appreciation (depreciation)	(1,856,869)

Net cash provided by operating activities	16,490,582

Cash Used for Financing Activities
Capital contributions received in advance	(548,000)
Proceeds from issuance of Units	2,747,000
Payments on Units repurchased	(20,086,778)

Net cash used for financing activities	(17,887,778)

Cash
Net decrease in cash	(1,397,196)
Cash at beginning of year	3,326,791

Cash at end of year	$1,929,595

See Notes to Financial Statements.

10	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Financial Highlights

	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Unit Operating Performance
Net asset value, beginning of year	$9.32	$10.57	$10.52	$10.59	$10.16

Net investment loss[1]	(0.20)	(0.20)	(0.22)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	0.86	(0.52)	0.68 [2]	0.98 [2]	1.02 [2]

Net increase (decrease) from investment operations	0.66	(0.72)	0.46	0.76	0.82

Distributions from net investment income[3]	—	(0.53)	(0.41)	(0.83)	(0.39)

Net asset value, end of year	$9.98	$9.32	$10.57	$10.52	$10.59

Total Return[4]
Based on net asset value	7.08%	(6.91)%	4.51%	7.31%	8.12%

Ratios to Average Members’ Capital[5]
Total expenses	2.05%	2.34%	2.22%	2.37%	3.34%

Total expenses after fees waived and/or reimbursed	2.00%	2.00%	2.00%	2.00%	2.00%

Net investment loss	(2.00)%	(2.00)%	(2.00)%	(2.00)%	(2.00)%

Supplemental Data
Members’ capital, end of year (000)	$48,854	$57,471	$74,877	$78,492	$53,761

Portfolio turnover rate	5%	7%	19%	15%	25%

[1]	Based on average Units outstanding.

[2]	Includes repurchase fees, which are less than $0.005 per Unit.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Units of which are offered at net asset value. No secondary market for the Fund’s Units exists.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in Portfolio Funds of approximately:

	Year Ended March 31,
	2017	2016	2015	2014	2013
Investments in Portfolio Funds	4.38%	5.27%	5.44%	6.87%	7.40%

See Notes to Financial Statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	11

Notes to Financial Statements

1. Organization:

BlackRock Preferred Partners LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end management investment company. The Fund is organized as a Delaware limited liability company. The Fund continuously offers one class of limited liability company interests (“Units”), which may be sold to certain eligible investors with a front-end sales charge of up to 3.00%.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative members’ capital or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

In valuing interests in Portfolio Funds, the Advisor, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s-length transaction. In general, the Advisor will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP and will, in effect, be the fair value of each Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Advisor will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Advisor will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case. The Fund will only invest in Portfolio Funds that comply with U.S. GAAP and that provide annual audited financial statements. In general, the Advisor will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Advisor may also evaluate, among

12	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Notes to Financial Statements (continued)

other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Advisor will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Advisor or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Advisor has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Advisor may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Advisor will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in a Portfolio Fund. In circumstances where the Advisor determines to adjust the values reported by Portfolio Funds, or in circumstances where the Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Values”), such valuations will be subject to review and approval by the Global Valuation Committee or its delegate as outlined in the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis. As of March 31, 2017, the Advisor did not adjust any values received for the Portfolio Funds.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access.

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs).

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

As of March 31, 2017, certain investments of the Fund were valued using net asset value per share “NAV” as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	13

Notes to Financial Statements (continued)

4. Investments in Portfolio Funds:

Information reflecting the Fund’s investments in Portfolio Funds as of March 31, 2017 is summarized below. The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Fund as of March 31, 2017.

Investment	Value	% of Fund’s Members’ Capital	Primary Geographic Locations*	Redemptions Permitted**
Directional Trading
Crabel Fund SPC Ltd. Segregated Portfolio AA, Alternative Fee:			Global	Monthly
Series 122	$719,785	1.5%
Series 123	1,120,531	2.3
D.E. Shaw Oculus International Fund, Liquidity Class	1,969,900	4.0	Latin America, North America, PacRim Developed, Western Europe	Quarterly
Ellington Quantitative Macro Fund Ltd., Class A, Founder:			North America	Monthly
Series 05-2015	1,574,488	3.2
Series 03-2016	280,786	0.6
Series 04-2016	240,057	0.5
Graticule Asia Macro Fund Ltd., Class A, Series 05-2011	3,664,984	7.5	Global	Quarterly
QMS Diversified Global Macro Offshore Fund Ltd., Class NV:			Global	Monthly
Series 01-2014	1,142,283	2.3
Series 02-2014	577,054	1.2
Series 03-2014	289,093	0.6
Event Driven
Jet Capital Concentrated Offshore Fund, Ltd., Class E, Non-Voting Shares, Series 1, 06-2011	2,040,616	4.2	Africa/Mid East, Central/South Asia, Eastern Europe	Monthly
Pentwater Event Fund, Ltd., Class F-NV-U, Initial Series	3,890,064	7.9	North America, PacRim Developed, Western Europe	Monthly
Fundamental Long/Short
Anchor Bolt Offshore Fund Ltd., Class A1, Series 1	2,098,391	4.3	Global	Quarterly
GCM Offshore Equity Partners LP, Class A	1,316,461	2.7	North America, Western Europe	Quarterly
Glenview Capital Partners (Cayman), Ltd., Class G/84	2,212,075	4.5	North America, Western Europe	Quarterly
Myriad Opportunities Offshore Fund, Ltd.:			Central/South Asia, PacRim Developed, PacRim Emerging	Quarterly
Class B, Series 40	3,220,353	6.6
Class TPI1, Series B 40	114,631	0.2
Class TPI2, Series B 40	120,275	0.3
One William Street Capital Offshore Fund, Ltd., Class DD Initial Series AA	2,131,045	4.4	North America	Quarterly
Panning Overseas Fund, Ltd., Series A-1, Initial Series	1,944,727	4.0	North America, Western Europe	Quarterly
Pelham Long/Short Fund, Ltd., Class A	2,167,104	4.4	Western Europe	Monthly
Relative Value
BG Fund, Class D	3,804,468	7.8	North America, PacRim Developed, Western Europe	Monthly
Citadel Global Fixed Income Fund, Ltd., Class A	1,933,268	4.0	North America, Western Europe	Monthly
Magnetar Capital Fund II, Ltd., Class G:			North America, Western Europe	Quarterly
Series 14	726,914	1.5
Series 15	220,371	0.5
Series 16	61,890	0.1
Series 18	460,355	0.9
Pine River Liquid Rates Fund, Ltd., Class Q-A, Series 29	2,298,106	4.7	North America, PacRim Developed, Western Europe	Monthly
Stratus Feeder LP, Series 1.5	2,855,897	5.8	North America	Monthly
Total	$45,195,972	92.5%

14	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Notes to Financial Statements (continued)

*   Primary Geographic Locations is based upon information of which the Fund is aware regarding the geographic allocations of the investments held by the Portfolio Funds in which the Fund invests. The Fund does not have sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographic allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Fund with respect to investments held by the Portfolio Funds as of March 31, 2017. This information has not been independently verified by the Fund and may not be representative of the current geographic allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

** Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

The agreements related to investments in Portfolio Funds provide for compensation to the investment managers/general partners of such Portfolio Funds in the form of management fees generally ranging from 1% to 3% (per annum) of members’ capital and incentive fees/allocations generally ranging from 15% to 25% of the net profits earned. The Portfolio Funds’ management fees and incentive fees/allocations are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

The table below summarizes the fair value and other pertinent liquidity information of the underlying Portfolio Funds by class:

Major Category	Fair Value	Illiquid Investments (1)	Gates (2)	Lock-ups (3)	Redemption Frequency (4)	Redemption Notice Period (4)
Relative Value (a)	$12,361,269	—	$3,058,008	—	Monthly, Quarterly	30-90 Days
Fundamental Long/Short (b)	15,325,062	—	4,049,990	—	Monthly, Quarterly	45-90 Days
Event Driven (c)	5,930,680	—	2,917,548	—	Monthly	30-90 Days
Directional Trading (d)	11,578,961	—	1,641,518	$1,840,316	Monthly, Quarterly	30-75 Days
Total	$45,195,972	—	$11,667,064	$1,840,316

(1) Represents private investment funds that cannot be voluntarily redeemed by the Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from March 31, 2017, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(2) Represents the portion of the Portfolio Funds for which there are investor level gates, which are not otherwise included as illiquid investments.

(3) Represents investments that cannot be redeemed without a fee due to a lock-up provision, which are not otherwise included as illiquid investments or investments with gates. The lock-up period for these investments is 4 months at March 31, 2017.

(4) Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.

(a) Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2017. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(b) Fundamental long/short strategies involve buying or selling predominantly corporate securities believed to be over- or underpriced relative to their potential value. Investment strategies in this category include long and short equity- or credit-based strategies, which emphasize a fundamental valuation framework, and equity active value strategies, where an active role is taken to enhance corporate value. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2017. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(c) Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of the event. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2017. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(d) Directional strategies trading seeks to profit in changes from macro-level exposures, such as broad securities markets, interest rates, exchange rates and commodities. Examples include global macro strategies that express macroeconomic views based on analysis of fundamental factors and

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	15

Notes to Financial Statements (continued)

managed futures strategies, which select futures instruments based typically on systematic technical analysis. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of March 31, 2017. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

The Fund had no unfunded capital commitments as of March 31, 2017.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Advisor to provide investment advisory services. The Fund pays the Advisor a quarterly fee in arrears at an annual rate equal to 0.75% of the Fund’s month-end members’ capital, accrued monthly.

The Fund entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Advisor. Pursuant to a Distribution Plan approved by the Fund’s Board, the Fund pays BRIL ongoing distribution fees. The fees are accrued monthly and paid quarterly in arrears at an annual rate equal to 0.75% of the Fund’s month-end members’ capital.

The Fund has entered into an expense limitation agreement (“Expense Agreement”) in which the Advisor has agreed to reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% per annum of the Fund’s average month-end members’ capital (the “Expense Cap”). Expenses covered by the Expense Cap include all of the Fund’s expenses other than those expressly excluded by the Expense Agreement as follows: (i) the investment management fee, (ii) interest expense, if any, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses related to investing in, or incurred by, a Portfolio Fund or other permitted investment, (iv) any trading-related expenses, including, but not limited to, clearing costs and commissions, (v) dividends on short sales, if any, (vi) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses) and (vii) if applicable, the distribution fees paid to BRIL or financial intermediaries. The current term of the Expense Agreement expires on July 31, 2017.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 2, 2016, the waiver became contractual through July 31, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the year ended March 31, 2017, the Fund did not waive investment advisory fees pursuant to these arrangements.

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Adviser, are less than the expense cap for that share class, the Adviser is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Adviser or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On March 31, 2017, the amounts subject to possible future recoupment under the expense limitation agreement were as follows:

	2018	2019
Expiring March 31	$247,220	$19,948

The Fund level waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Adviser, expired on March 31, 2017 in the amount of $172,537.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Advisor for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

16	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the year ended March 31, 2017, purchases and sales of investments, excluding short-term securities, were $2,500,000 and $19,869,134, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its members. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2017, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the sale of stock of passive foreign investment companies by the Fund were reclassified to the following accounts:

Accumulated net investment loss	$3,023,005
Accumulated net realized loss	$(3,023,005)

The tax character of distributions paid was as follows:

	3/31/17	3/31/16
Ordinary income	—	$3,577,448
Return of capital	—	410

Total	—	$3,577,858

As of March 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,567,921
Capital loss carryforwards	(1,505,104)
Net unrealized losses[1]	(159,683)

Total	$903,134

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of March 31, 2017, the Fund had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $1,505,104.

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$45,355,655

Gross unrealized appreciation	—
Gross unrealized depreciation	$(159,683)

Net unrealized depreciation	$(159,683)

8. Principal Risks:

The Fund’s investments in Portfolio Funds involve varying degrees of interest rate risk, credit and counterparty risk, and market, industry or geographic concentration risks for the Fund. While BlackRock monitors these risks, the varying degrees of transparency into and potential illiquidity of the securities in the Portfolio Funds may hinder BlackRock’s ability to effectively manage and mitigate these risks.

The Fund may, from time to time, allocate a significant percentage of its assets to Portfolio Funds with certain investment strategies. As of March 31, 2017, the Fund allocated a significant percentage of its assets to Portfolio Funds that employ fundamental long/short strategies, relative value and directional trading strategies. Fundamental long/short strategies involve the risk of significant losses to Portfolio Funds (and thus the Fund) if the Portfolio Fund manager’s analysis regarding the valuation of the securities is incorrect or based on inaccurate information. In addition, long and short positions may or may not be related. If the long and short positions are not related, it is possible to have investment losses in both the long and short sides of the portfolio. In the event that the perceived mispricings underlying one or more trading positions were to fail to converge toward, or were to diverge further from, expected relationships, the Portfolio Fund may incur significant losses, which could impact the value of the Fund. Fundamental

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	17

Notes to Financial Statements (continued)

long-short strategies may also expose Portfolio Funds (and thus the Fund) to risks relating to leverage, portfolio turnover, concentration of the Portfolio Fund’s investment portfolio and short-selling. Relative value strategies involve the risk that such strategy may fail to profit fully or at all or may suffer a loss or a greater loss due to a failure of the component position prices to converge or diverge as anticipated. In addition, a reduction in the volatility and market inefficiencies that create relative value opportunities may limit the Portfolio Funds’ ability to engage in relative value strategies and adversely affect the value of such Portfolio Funds (and thus the Fund).

The Portfolio Funds in which the Fund is invested utilize a wide variety of financial instruments in their trading strategies including over-the-counter options, futures contracts, forward foreign currency exchange contracts and swap agreements, and securities sold but not yet purchased. Several of these financial instruments contain varying degrees of off-balance sheet risk where the maximum potential loss on a particular financial instrument may be in excess of the amounts recorded on each Portfolio Fund’s balance sheet. The Portfolio Funds are required to account for all investments on a fair value basis, and recognize changes in unrealized gains and losses in their statements of operations. In determining the fair values for these financial instruments, the Portfolio Funds will make estimates about future interest rates, default probabilities, volatilities and other pricing factors. These estimates of fair value could differ from actual results.

The Fund’s maximum exposure to market risks of the Portfolio Funds is limited to amounts included in the Fund’s investments in Portfolio Funds recorded as assets on the Statement of Assets, Liabilities and Members’ Capital.

The Fund is designed primarily for long term investors and an investment in the Fund’s Units should be considered to be illiquid. The Fund’s Units are not and will not be listed for trading on a securities exchange. Members may not be able to sell their Units as it is unlikely that a secondary market for the Units will develop or, if a secondary market does develop, members may be able to sell their Units only at substantial discounts from net asset value. Additionally, transfers of Units generally may not be effected without the express written consent of the Board or it’s delegate. The Fund may, but is not obligated to, conduct tender offers to repurchase outstanding Units. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to purchase Units that are tendered, which may increase risks for remaining members and increase Fund expenses.

The Portfolio Funds invest in securities and investments with various degrees of liquidity and as such the Fund is subject to certain redemption/ withdrawal provisions, in accordance with the Portfolio Funds’ offering agreements.

Certain of the Fund’s Portfolio Funds may utilize leverage. The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to such Portfolio Funds could result in a substantial loss to the Fund, which would be greater than if the Portfolio Funds were not leveraged. Leverage increases the risk and volatility of Portfolio Funds and, as a consequence, the Fund’s risk and volatility.

Certain of the Fund’s Portfolio Funds have the ability to suspend redemptions/withdrawals, and restrict redemptions/withdrawals through the creation of side pockets. The Fund’s ability to liquidate its investment in Portfolio Funds that had imposed such provisions may be adversely impacted. In such cases, until the Fund is permitted to liquidate its interest in the Portfolio Fund, any interest the Fund retains in such Portfolio Fund remains subject to continued exposure to changes in valuations.

The Fund also invests in closed-end investments that may not permit redemptions/withdrawals or in Portfolio Funds that impose an initial “lockup” period before a redemption/withdrawal can be made. In addition, certain of the Fund’s Portfolio Funds have the ability to impose redemption gates, and in so doing, may reduce the Fund’s requested redemption/withdrawal below the requested amount. The amount of the Fund’s assets subject to lockups and gates is described in Note 4.

9. Capital Transactions:

For the year ended March 31, 2016, Units issued and outstanding had a net decrease of 919,217 as a result of 830,005 units subscribed for and 1,749,222 Units repurchased in tender offers. For the year ended March 31, 2017, Units issued and outstanding had a net decrease of 1,273,490 as a result of 288,498 units subscribed for and 1,561,988 Units repurchased in tender offers. At March 31, 2017, 485,980 Units were owned by BlackRock Holdco 2, Inc., an affiliate of the Fund.

Units are offered at closings, for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board.

The Fund may choose to conduct quarterly tender offers for up to 15% of its net asset value at the time in the sole discretion of its Board. In a tender offer, the Fund repurchases outstanding Units at the Fund’s net asset value on the valuation date for the tender offer, which would generally be the last business day of March, June, September or December. In any given year, the Advisor may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be years in which no tender offer is made. Therefore, Units will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund.

18	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Notes to Financial Statements (concluded)

Tender offers were as follows:

Commencement Date[1]	Valuation Date	Units Offered to Repurchase	Tendered Units
March 27, 2015	June 30, 2015	1,127,088	386,390
June 29, 2015	September 30, 2015	1,076,435	400,883
September 29, 2015	December 31, 2015	1,042,852	66,410
December 31, 2015	March 31, 2016	1,002,849	895,540
March 28, 2016	June 30, 2016	1,051,150	417,967
June 27, 2016	September 30, 2016	938,990	262,639
September 26, 2016	December 30, 2016	885,912	546,881
December 27, 2016	March 31, 2017	853,884	—	[2]
March 27, 2017	June 30, 2017	782,286	—	[2]

[1]	Date the tender offer period begins.

[2]

The number of tendered Units will be included in each of the Fund’s final amendments to its Schedule TO related to each tender offer. Each final amendment will be filed with the Securities and Exchange Commission (“SEC”) upon payment of the final proceeds. The proceeds are paid in accordance with the terms and dates described in each Schedule TO filed with the SEC (typically an initial payment of approximately 90% within 45 days and the balance within 90 days from the tender offer’s valuation date).

Tendered Unit amounts are shown as repurchase of Units resulting from tender offers in the Statements of Changes in Members’ Capital.

A 2.00% early repurchase fee payable to the Fund will be charged to any member that tenders its Units to the Fund in connection with a tender offer with a valuation date that is prior to the one-year anniversary of the member’s purchase of the respective Units. The purpose of the 2.00% early repurchase fee is to reimburse the Fund for the costs incurred in liquidating investments in the Fund’s portfolio in order to honor the member’s repurchase request and to discourage short-term investments which are generally disruptive to the Fund’s investment program. This early repurchase fee would apply separately to each purchase of Units made by a member.

The Fund may, in its sole discretion, waive the early repurchase fee under certain circumstances described in the Fund’s prospectus.

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of BlackRock Preferred Partners LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of BlackRock Preferred Partners LLC (the “Fund”), including the schedule of investments, as of March 31, 2017, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period the ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of portfolio funds owned as of March 31, 2017, by correspondence with the portfolio funds’ third party investment advisor or administrator; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Preferred Partners LLC as of March 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 25, 2017

20	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Automatic Dividend Reinvestment Plan

Unless the registered owner of Units elects to receive cash by contacting The Bank of New York Mellon (“Plan Administrator”), all dividends declared for a Member’s Units in the Fund will be automatically reinvested by the Plan Administrator, administrator for Members in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Units of the Fund. Members who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the Member of record (or, if the Units are held in street or other nominee name, then to the nominee) by the Plan Administrator, as dividend disbursing agent.

You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Units of the Fund for you. If you wish for all dividends declared on your Units of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Member under the Plan in the same name in which such Member’s Units are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Units. The Units will be acquired by the Plan Administrator for the participants’ accounts through receipt of additional unissued but authorized Units from the Fund (“Newly Issued Units”).

The Plan Administrator will invest the Dividend amount in Newly Issued Units on behalf of the participants. The number of Newly Issued Units to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Unit as of the last Business Day of the calendar month in which the payment date occurs. Units will be issued to Plan participants in accordance with the Fund’s regular monthly subscription cycle as described herein.

The Plan Agent will maintain all Members’ accounts in the Plan and furnish written confirmation of all transactions in the accounts, including information needed by Members for tax records. Units in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Member proxy will include those Units received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Units held under the Plan in accordance with the instructions of the participants.

In the case of Members such as banks, brokers or nominees which hold Units for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Units certified from time to time by the record Member’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges with respect to Units issued directly by the Fund as a result of dividends or capital gains distributions payable either in Units or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Administrator at BNY Mellon Alternative Investments, c/ o Investor Services, 400 Bellevue Parkway, 2nd Floor (19C-0204), Wilmington, DE 19809; or by calling 1-866-211-4521.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	21

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Over- seen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2011	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2011	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	75 RICs consisting of 75 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2011	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2011	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited - Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)

22	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Over- seen[4]	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
R. Glenn Hubbard 1958	Director	Since 2011	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director	Since 2011	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None

[1]   The address of each Director is c/ o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	23

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2011	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street New York, NY 10055. [2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Corporation’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Accounting Agent and Administrator BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Westborough, MA 01581

The Fund is currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

24	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

Additional Information

General Information

During the period, there were no material changes in the Fund’s investment objectives or policies or the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine. Members desiring to obtain the Fund’s most recently calculated NAV may contact the Plan Administrator, at 1-866-211-4521. The Fund’s most recently calculated NAV can also be obtained by visiting www.blackrock.com/funds and clicking on “Alternative Investments.”

Electronic Delivery

Members can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017	25

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BLACKROCK PREFERRED PARTNERS LLC	MARCH 31, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Prefp-3/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
W. Carl Kester
Catherine A. Lynch
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Preferred Partners LLC	$47,953	$51,523	$16,000	$16,000	$15,147	$15,147	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Preferred Partners LLC	$31,147	$31,147

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and subscription to the Deloitte Accounting Research Tool were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

	(a)	Not Applicable.

	(b)	Not Applicable.

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Edward Rzeszowski, Managing Director at BlackRock, and Nicholas Sideratos, Managing Director at BlackRock. Messrs. Rzeszowski and Sideratos are jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Rzeszowski and Sideratos have each been members of the registrant’s portfolio management team since the Fund’s inception in 2011.

Portfolio Manager	Biography
Edward Rzeszowski	Managing Director of BlackRock since 2007; Director of BlackRock from 2006 to 2007.

Nicholas Sideratos	Managing Director of BlackRock since 2007; Principal of Quellos from 2006 to 2007.

    (a)(2) As of March 31, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Rzeszowski	1	8	1	0	0	0
	$103.5 Million	$293.5 Million	$189.4 Million	$0	$0	$0
Nicholas Sideratos	0	7	1	0	0	0
	$0	$1.66 Billion	$337.9 Million	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Rzesowski and Sideratos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rzesowski and Sideratos may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of March 31, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of March 31, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager related to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Edward Rzeszowski	HFRI Fund of Funds Composite Index and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index
Nicholas Sideratos	HFRI Fund of Funds Composite Index

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock,

Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of March 31, 2017:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Edward Rzeszowski	None
Nicholas Sideratos	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred Partners LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date:	June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Preferred Partners LLC

Date:	June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Preferred Partners LLC

Date:	June 2, 2017